EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of International Star, Inc. (the “Company”) for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jacqulyn B. Wine, Secretary and Treasurer/Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2011                                                                               /s/ Jacqulyn B. Wine
  Jacqulyn B. Wine
  Secretary and Treasurer/Chief Financial Officer